Exhibit 99.1

VERSES Announces Filing of Quarterly Report on Form 10-Q for the Three and Nine-Months Ended December 31, 2025

VANCOUVER, British Columbia, February 20, 2026 - VERSES AI Inc. (CBOE: VERS) (OTCQB: VRSSF) (“VERSES” or the “Company”), a cognitive computing company pioneering next-generation agentic software systems today announced that it has filed its Quarterly Report on Form 10-Q (“Quarterly Report”) for the three months and nine months ended December 31, 2025, with the U.S. Securities and Exchange Commission (“SEC”).

“We are pleased to report our results for the three months and nine months ending December 31, 2025 in our Quarterly Report on Form 10-Q and will review those results on our earnings call scheduled for Tuesday February 24th at 1:00 PM Eastern time.” said James Christodoulou, CFO of VERSES.

In conjunction with this release, Verses will host a conference call, which will be simultaneously broadcast live over the Internet. Management will host the call, which is scheduled for February 24, 2026 at 1:00 PM ET. Listeners can access the conference call live over the Internet at the company’s website https://www.verses.ai.

Please allow 15 minutes prior to the call to visit the website and download and install any necessary audio software.”

The Quarterly Report is available on the SEC’s website. The Quarterly Report is available on the Company’s website.

About VERSES

VERSES is a cognitive computing company building next-generation agentic software systems modeled after the wisdom and genius of Nature. Designed around first principles found in science, physics and biology, our flagship product, Genius™, is an agentic enterprise intelligence platform designed to generate reliable domain-specific predictions and decisions under uncertainty. Imagine a Smarter World that elevates human potential through technology inspired by Nature. Learn more at verses.ai, LinkedIn and X.

On behalf of the Company

David Scott CEO, VERSES AI Inc.

Press Inquiries: press@verses.ai

Investor Relations Inquiries

James Christodoulou, Chief Financial Officer

ir@verses.ai, +1(212)970-8889

Cautionary Note Regarding Forward-Looking Statements

This news release contains statements which constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable securities laws, including statements regarding the plans, intentions, beliefs and current expectations of the Company with respect to future business activities and plans of the Company. Forward-looking information and forward-looking statements are often identified by the words “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect” or similar expressions. More particularly and without limitation, this news release contains forward–looking statements and information including, but not limited to that the Company’s robotics models have the potential to transform how robots operate across industries, and that the Company’s robotics models could unlock a new era of truly adaptive, reliable automation.

The forward–looking statements and information are based on certain key expectations and assumptions made by the management of the Company. As a result, there can be no assurance that such plans will be completed as proposed or at all. Such forward-looking statements are based on a number of assumptions of management. Although management of the Company believes that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward–looking statements and information since no assurance can be given that they will prove to be correct.

Forward-looking statements and information are provided for the purpose of providing information about the current expectations and plans of management of the Company relating to the future. Readers are cautioned that reliance on such statements and information may not be appropriate for other purposes, such as making investment decisions. Since forward–looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors and risks. Accordingly, readers should not place undue reliance on the forward–looking statements and information contained in this news release.

The forward–looking statements and information contained in this news release are made as of the date hereof and no undertaking is given to update publicly or revise any forward–looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. The forward-looking statements or information contained in this news release are expressly qualified by this cautionary statement.

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